Note 10 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2023
Statement Line Items [Line Items]
Disclosure of intangible assets [text block]
Note 10.	Goodwill and Intangible Assets

Accounting Policies

Intangible assets, which include certain crypto assets held by Opera, are measured on initial recognition at cost. Government grants that relate to the development of technology are deducted in arriving at the carrying amount of the asset when there is reasonable assurance that the grant will be received, and all attached conditions will be complied with. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and impairment losses.

Intangible assets with finite useful lives are amortized on a straight-line basis over their useful lives and assessed for impairment whenever there is an indication that the intangible assets may be impaired. The amortization period and the amortization method for intangible assets with finite useful lives are reviewed at least at the end of each reporting period.

Goodwill is initially recognized as the excess of the aggregate of the consideration transferred when acquiring a business, the amount recognized for any non-controlling interests and any previous interest held, over the net identifiable assets acquired and liabilities assumed. After initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill and other intangible assets that have indefinite useful lives are not subject to amortization and are tested annually for impairment, or more frequently if events or changes in circumstances indicate that they might be impaired. In the impairment test, goodwill is allocated to the cash-generating units or groups of cash-generating units that were expected to benefit from the business combination in which the goodwill arose. The units or groups of units are identified at the lowest level at which goodwill is monitored for internal management purposes.

An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash inflows which are largely independent of the cash inflows from other assets or groups of assets (cash-generating units). Value in use is calculated as the present value of estimated future cash flows, which are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or cash-generating unit. Intangible assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period.

Reconciliation of the Carrying Amount of Goodwill and Intangible Assets

	Goodwill	Trademarks	Customer relationships	Technology	Other intangible assets	Total
Cost:
As of January 1, 2022	$433,459	$70,600	$40,732	$35,279	$4,077	$584,147
Additions (1)	-	-	-	6,789	5	6,794
Disposals	-	-	-	(5,211)	-	(5,211)
Effect of movements in exchange rates	(933)	-	-	(275)	(52)	(1,260)
As of December 31, 2022	432,526	70,600	40,732	36,582	4,031	584,470
Transfers and additions (1)	-			4,281	2,012	6,293
Disposals	-			-	(1)	(1)
Effect of movements in exchange rates	411			(10)	(1)	400
As of December 31, 2023	432,937	70,600	40,732	40,852	6,041	591,162

Amortization and impairment:
As of January 1, 2022	3,081	-	15,362	28,807	2,893	50,142
Amortization	-	-	2,580	4,014	25	6,618
Impairment	-	-	-	2,220	974	3,194
Disposals	-	-	-	(5,211)	-	(5,211)
Effect of movements in exchange rates	-	-	-	224	74	298
As of December 31, 2022	3,081	-	17,942	30,054	3,965	55,042
Amortization	-	-	2,580	3,908	17	6,505
Impairment	-	-	-	681	-	681
Disposals	-	-	-	-	(1)	(1)
Effect of movements in exchange rates	-	-	-	8	1	9
As of December 31, 2023	3,081	-	20,522	34,652	3,982	62,237

Net book value as of December 31, 2022	429,445	70,600	22,790	6,528	66	529,428
Net book value as of December 31, 2023	$429,856	$70,600	$20,210	$6,200	$2,059	$528,926
(1)	Additions to technology assets represent capitalized development expenditure net of grants received from the Norwegian government.

Amortization is calculated on a straight-line basis over the estimated useful lives of intangible assets with a limited useful life, as follows:

●	Customer relationships:	Up to 15 years
●	Technology:	Up to 5 years
●	Other intangible assets:	Up to 5 years

Other intangible assets include holdings of CELO and other crypto assets with a total carrying amount of $2.0 million as of December 31, 2023. These assets have indefinite useful lives. In the statement of financial position as of December 31, 2022, crypto assets with an aggregate carrying amount of $1.5 million were presented as part of other current receivables.

Impairment Losses on Goodwill and Other Intangible Assets

In 2023, Opera recognized an impairment charge of $0.7 million on a non-strategic asset. In 2022, Opera recognized an impairment charge of $2.2 million on another non-strategic intangible asset that subsequently was sold to Kunlun, a related party. The fair value of the consideration for the asset was the same as the asset’s carrying amount subsequent to the impairment charge.

As of year-end 2022, Opera determined that the recoverable amount of a license related to the former European fintech initiative was $0, which led to the recognition of an impairment loss of $1.0 million. In 2021, Opera recognized an impairment loss of $0.9 million on the same asset.

In 2021, Opera recognized an impairment of goodwill of $3.1 million, which was the carrying amount of goodwill recognized in the acquisition of PocoSys in 2020. At the same time, Opera recognized an impairment loss of $1.6 million for technology-related intangible assets used as part of a service that was discontinued.

Impairment Test for Goodwill and Other Intangible Assets

The carrying amount of goodwill as of December 31, 2023, comprised goodwill recognized in 2016 in the acquisition of Opera Norway AS of $421.6 million, and $8.3 million recognized in the acquisition of YoYo Games Limited in 2021. For impairment testing purposes, the group of cash-generating units also included the Opera brand, a trademark with indefinite useful life, which has a carrying amount of $70.6 million.

Opera performed the annual impairment test in the fourth quarter of 2023. The recoverable amount was measured as the value in use by estimating the present value of the future cash flows from the cash-generating units. The projected cash flows were based on the most up-to-date forecast that had been approved by management and did not include cash flows arising from future enhancements of assets that have not been committed to and have not substantively commenced. The approved forecast is for 2024 only as management does not approve forecasts for a longer period. Because the length of the projection period for the cash flow forecast is into perpetuity, management identified a “steady state” set of assumptions for the cash flows based an approach where management estimated cash flows for the years 2025 and 2026 and then used the estimated cash flows in 2026 as the basis for the terminal value. This two-stage approach was aimed to take cash flows to a level at which they can be regarded as reflecting maintainable earnings and to the period in a mid-point of the cycle – i.e., not at peak or trough of the cycle. Beyond 2026, the cash flows were extrapolated using constant nominal growth rates.

The value-in-use calculation demonstrated that the recoverable amount exceeded the carrying amount of the cash-generating units, meaning the goodwill and the trademark were not impaired. The sections below outline the key assumptions in the value-in-use calculation, including their sensitivities.

Cash Flows in Projected Period

Cash inflows are expected to grow at an annualized rate of 15.3% over the projected period (2022: 16.1%), before reaching its long-term stable level. The cash inflows are forecasted for each product and country where there are sufficient and reliable data on which to base the projections. Forecasted cash outflows are partly based on actual costs in 2023 and a bottom-up assessment for the relevant operating unit. Operating expenditures are expected to grow in U.S. dollar terms but decline relative to revenue due to economies of scale.

Long-term Growth

Long-term GDP growth rates in the relevant regions were estimated as the basis for the long-term growth rate in the terminal value. Both the labor force and productivity were assumed to be stable, which resulted in zero real GDP growth. The International Monetary Fund's inflation estimates for 2028, broken down across regions, were used as the basis for estimating long-term inflation. As a result, the long-term nominal growth rate was estimated to be 2.8% (2022: 3.0%).

Discount Rate

The estimated weighted average cost of capital (WACC) was used to discount the projected cash flows, as converted to U.S. dollars. Based on the inputs listed below, the post-tax WACC was calculated to be 14.0% (2022: 12.8%). The derived pre-tax WACC was calculated to be 16.1% (2022: 14.6%).

●	Risk free rate: 3.9% (2022: 3.9%)
●	Market risk premium: 4.6% (2022: 4.6%)
●	Equity beta: 0.9 (2022: 0.9)
●	Country risk premium: 3.3% (2022: 1.9%)
●	Size premium: 2.6% (2022: 2.9%)
●	Equity to assets ratio: 100% (2022: 100%)

Sensitivity Analysis

Because Opera is in a growth period, management considered changes of +/-5 percentage points for the revenue growth rate and +/-1 percentage point for the long-term growth and post-tax WACC to be reasonably possible changes. None of these reasonably possible changes would result in an impairment loss. Listed below are the thresholds at which Opera would recognize an impairment loss.

●	Decrease in annualized growth for cash inflows in the projected period of 19.5 percentage points, resulting an annualized decline of 4.2%.
●	Decrease in the long-term growth rate of 12.3 percentage points, which would entail negative long-term growth rate of 9.5%.
●	Increase of discount rate by more than 8.1 percentage points.